UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 7, 2005

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                         0-21174                04-2977748
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA   01876
               (Address of Principal Executive Offices)       (zip code)

       Registrant's telephone number, including area code: (978) 640-6789


          (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

2006 Bonus Plan

        On December 7, 2005, the independent members of the Board of Directors of Avid Technology, Inc. (the "Company") approved the Avid Technology, Inc. 2006 Bonus Plan (the "Plan"). All employees (other than temporary employees, employees hired after September 30, 2006, certain employees hired as a result of acquisitions and employees who are covered by a sales compensation or commission-based plan) are eligible to participate in the Plan, including all of the Company's executive officers. Eligible employees must remain employed by the Company at the time awards are paid out under the Plan in order to receive their awards, if any. The Company may modify, amend, revoke or suspend the Plan at any time at its sole discretion.

        The purpose of the Plan is to reward employees for helping the Company to achieve certain financial goals for 2006, as well as for individual performance and contributions. Under the terms of the Plan, the Company must achieve revenue and operating profit above a specified level in order for any bonuses to be paid under the Plan.

        An individual participant's bonus payout under the Plan ("Bonus Payout") is based on three factors: the participant's "Target Award" (as defined below), the results of the participant's business unit ("Business Unit Performance"), and the participant's individual performance ("Individual Performance"). Mathematically, this can be represented as:

Bonus Payout = Target Award X Business Unit Performance X Individual Performance

        Target Awards range from 5% to 140% of a participant's base salary, based on the organizational structure of the Company.

        For purposes of the Plan, all participants are grouped into one of four business units: corporate, audio, consumer and video. For each of the business units, Business Unit Performance is measured by revenue and operating profit. As a threshold matter, for all business units, 2006 revenues must be greater than 2005 revenues (as may be adjusted by the Board for any acquisitions made by the Company) for any Bonus Payouts to be made to participants in that business unit.

        Business Unit Performance is also measured by operating profit. Once a business unit meets an established minimum operating profit threshold ("Threshold Operating Profit"), participants in that business unit become eligible to receive a percentage of their Target Awards up to 100% if the target operating profit ("Target Operating Profit") is achieved, subject to their position within that business unit and further subject to their Individual Performance, each as described below. Specific Threshold and Target Operating Profits are set for each of the corporate, video, consumer and audio business units The Target Operating Profit for the corporate business unit is the sum of the Target Operating Profits of the Company's audio, consumer and video business units. If the corporate business unit exceeds its Target Operating Profit, for every $1.00 of incremental profit in excess of the corporate business unit's Target Operating Profit, an additional $0.15 is distributed among all participants whose business units exceeded their Target Operating Profits.

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        The Business Unit Performance component of a participant's Bonus Payout is determined as follows: (1) for executive officers and other corporate vice presidents, 100% of the Business Unit Performance component is based on the results of the corporate business unit; (2) for vice presidents in the audio, consumer and video business units, 75% of the Business Unit Performance component is based on the results of their respective business unit and the remaining 25% is based on corporate business unit results; and (3) for participants below the vice president level, 100% of the Business Unit Performance component is based on the results of their business unit.

        Finally, there is an Individual Performance component to the Bonus Payout. Based on the subjective evaluation (by the Board for all executive officers, and by management for all other participants) of the participant's overall performance and contributions to the Company, a multiplier ranging from 0 to 1.2 is applied to the participant's Target Award in order to determine the participant's Bonus Payout. Accordingly, this Individual Performance component may increase a participant's Bonus Payout by as much as 20% of such participant's Target Award or, in other circumstances, reduce the award to zero.

        Bonus Payouts under the Plan will be determined after financial results for 2006 are publicly released, which is currently anticipated to be in February 2007. Bonus Payouts, if any, are expected to be paid in February 2007.

        The full text of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.


Board of Director Compensation

        On December 7, 2005, the Company's Board of Directors approved modifications to the annual cash compensation for non-employee members of the Board of Directors. Effective January 1, 2006, the annual cash compensation is as follows:

          o   a $25,000 annual retainer for each non-employee director;
          o a $30,000 annual retainer for the Chair of the Board of Directors (in addition to the $25,000 annual retainer paid to all non-employee directors);
          o a $10,000 annual retainer for the Chair of each of the Audit, Nominating and Governance, Strategy and Compensation Committees of the Board of Directors (provided that the Chair of such committee is a non-employee director);
          o a payment of $1,500 to each non-employee member of the Board of Directors for each meeting attended; and
          o a payment of $1,500 to each non-employee member of the Audit, Nominating and Governance, Strategy and Compensation Committees for each meeting attended.

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        The equity compensation that each non-employee member of the Board of
Directors receives has not changed. On the date of the Company's annual meeting of stockholders, each non-employee member of the Board of Directors receives a non-qualified stock option grant to purchase 10,000 shares of the Company's Common Stock, provided such Board member has served a minimum of six months on the Board of Directors. In addition, upon initial election to the Board of Directors, non-employee members of the Board of Directors receive a non-qualified stock option grant to purchase 10,000 shares of the Company's Common Stock. The stock options described above will be issued pursuant to the Company's 2005 Stock Incentive Plan, which was approved by the Company's Board of Directors on April 13, 2005 and by the Company's stockholders on July 27, 2005.


Item 9.01.  Financial Statements and Exhibits


        (d)    Exhibits

               See Exhibit Index attached hereto.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2005                   AVID TECHNOLOGY, INC.
                                          (Registrant)


                                          By:  /s/ Ethan E. Jacks
                                               -------------------
                                               Ethan E. Jacks
                                               Vice President and
                                               Chief Legal Officer


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                                  EXHIBIT INDEX

Exhibit No                          Description
----------- -------------------------------------------------------------------

#10.1       Avid Technology, Inc. 2006 Employee Bonus Plan

------------------------------------------
# Management contract or compensatory plan


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